  not more      Paine Webber     (PICTURE)       COMMON            not more
than 100,000    Group Inc.                       STOCK           than 100,000
   shares                                                           shares
  (Number)      THIS CERTIFICATE           INCORPORATED UNDER      (Shares)
                IS TRANSFERABLE               THE LAWS OF
                IN NEW YORK CITY          THE STATE OF DELAWARE
                                            CUSIP 695629 10 5


                THIS
                CERTIFIES                                        IS THE OWNER OF
                THAT
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                  Paine Webber Group Inc.
                                    CERTIFICATE OF STOCK
                DATED:

                            /s/ THEODORE A. LEVINE           /s/ DARWIN BUCHANAN
                                         Secretary         Chairman of the Board

                            COUNTERSIGNED AND REGISTERED:
                                        MELLON SECURITIES TRUST COMPANY
                                              (NEW YORK, NEW YORK)
   (SEAL)                                           TRANSFER AGENT AND REGISTRAR
                            BY
AMERICAN BANK
NOTE COMPANY                                                AUTHORIZED SIGNATURE

                           PAINE WEBBER GROUP INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corproation or to the Trasfer Agent or Registrar.
- --------------------------------------------------------------------------------

Explanation of Abbreviations

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Phrase Abbreviation    Equivalent                                  Phrase Abbreviation    Equivalent
JT TEN                 As joint tenants, with right of             TEN BY ENT             As tenants by the entireties
                       survivorship and not as tenants
                       in common

TEN IN COM             As tenants in common                        UNIF GIFT MIN ACT      Uniform Gifts to Minors Act

Word                                       Word                                        Word
Abbreviation     Equivalent                Abbreviation     Equivalent                 Abbreviation     Equivalent
ADM              Administrator(s)          EST              Estate, Of estate of       PAR              Paragraph
                 Administratrix            EX               Executor(s), Executrix     PL               Public Law
AGMT             Agreement                 FBO              For the benefit of         TR               (As) trustee(s), for, of
ART              Article                   FDN              Foundation                 U                Under
CH               Chapter                   GDN              Guardian(s)                UA               Under Agreement
CUST             Custodian for             GDNSHP           Guardianship               UW               Under will of, Of will of,
DEC              Declaration               MIN              Minor(s)                                    Under last will & testament

================================================================================

Assignment Form

For value received...........hereby sell, assign and transfer.............shares
                   (I or we)                                   (Amount)

of the capital stock represented by this certificate to.........................

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________..........................................
                                       (Print full name and address of Assignee)

................................................................................


.......................................................______________, Assignee,
                                                            Zip Code

and do irrevocably constitute and appoint.......................................
                                          (Leave blank of fill in as explained
                                                    in Notice below)
as Attorney to transfer the said Stock on the books of the Corporation with full power of substitution in the promises.

                                      X.........................................
Dated........................
                                      X.........................................
                                        (Sign here exactly as name(s) is (are)
                                        shown on the face of this certificate
                                          without any change or alteration
                                                      whatever.)



IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either, (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate.

Printed in U.S.A.